PSS WORLD MEDICAL INVESTOR DAY 2012 May 24, 2012 InterContinental Hotel - Times Square New York, NY EXHIBIT 99.1

FORWARD-LOOKING STATEMENTS
During this meeting and its replay, we may make a number of forward-looking statements regarding revenue, gross margin, operating expenses, operating margins, earnings per share and other matters that are not historical facts. Additionally, we may include statements regarding the plans, strategies and objectives of management for future operations, including execution of our restructuring plans, and the additional investment in, and disposition of, certain business operations; statements or projections of cost savings, growth rates, profitability, investment levels or other financial items; statements regarding anticipated operational results and management’s estimate of pro forma financial results, and any statements of assumptions underlying any of the foregoing. Those statements involve a number of risks and uncertainties that could cause actual results to differ materially from what is expressed or forecasted. For a list and descriptions of certain of these risks and uncertainties, we refer you to the forward-looking statement disclosure and other information provided in our most recent Form 10-K and other SEC filings, copies of which are available from the SEC, from the investor relations section of our website, or requested from us in investor relations. The Company wishes to caution listeners of the conference and its replay and/or participants in this meeting not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company also wishes to caution listeners and participants that it undertakes no duty or is under no obligation to update or revise any forward-looking statements, except as may be required by law.
We may reference certain non-GAAP financial measures in an effort to provide additional information to investors. All non-GAAP measures have been reconciled to the related GAAP measures in accordance with
SEC rules. You'll find reconciliation charts in this presentation and in the Financial Supplement on our website, at www.pssworldmedical.com.
2

AGENDA
3
INDUSTRY OVERVIEW AND
STRATEGIC TRANSFORMATION
FINANCIAL TRANSFORMATION
GO TO MARKET STRATEGIES
OPERATIONS OVERVIEW
SUMMARY
QUESTIONS AND ANSWERS
Gary Corless, President & CEO
David Bronson, EVP & CFO
Eddie Dienes, President, PSS
Brad Hilton, Chief Service Officer
Gary Corless, President & CEO

INDUSTRY OVERVIEW AND STRATEGIC TRANSFORMATION 4 Gary Corless, President & CEO

5 Healthcare Costs as % of U.S. GDP Source: Centers for Medicare & Medicaid Services 16% 17% 18% 20% 2005 2010 2015 2020 THE HEALTHCARE INDUSTRY MUST CHANGE

Change
Healthcare Industry

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

Time Reimbursement Pressures Healthcare Reform Consolidation Economic Environment Unemployment Lower Utilization RAPID CHANGE REQUIRES BOLD ACTION 6

health care 2.0

PSS PHYSICIAN

PSS LABORATORY

PSS DISPENSING

PSS HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

OUR VISION FOR MOVING FORWARD 7 Common Distribution Infrastructure World-Class Shared Services Team Information Technology Platform 1

PSS PHYSICIAN

PSS LABORATORY

PSS DISPENSING

PSS HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

RATIONALE FOR FOUR VERTICALS 8 Payer & Patient Preferred Higher Growth Demonstrated Core Competency Higher Profitability

Operating Margin (%)
$0.45

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

FOCUSED ON GROWTH AND MARGIN
9
Market Growth Rate (%)
$ in Billions
2 0 2 4 6 8 10 12 -
$8
$8
Physician
Laboratory
In-Office
Dispensing
Skilled Nursing
Facilities
Home Care
& Hospice
$8
$5
$1.5
16
14
12
10
8
6
4
2
0
Specialty Dental

PSS
PHYSICIAN
PSS
LABORATORY
PSS
DISPENSING
PSS
HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

FOCUSED STRUCTURE FOR GROWTH Physician Business Extended Care 10 POST-TRANSFORMATION Skilled Nursing Specialty Dental PRE-TRANSFORMATION

PSS PHYSICIAN

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

TARGET
MARKET
OPPORTUNITY
11
STRATEGIC
OBJECTIVE
•
Size: $7-9 Billion
•
Historic growth
rate: 2-4%
•
Number of sites:
>200,000
•
Current market
share: 15%
Accelerate revenue growth through innovative and
differentiated solutions that strengthen primary care and front line specialists in a range of practices including health systems
COMPETITIVE
ADVANTAGES
•
Large, well-trained
sales force
•
Differentiated
service model
•
Industry-leading
private label
offering
PHYSICIAN
5 Year Market Share Goal: 25%

PSS LABORATORY

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

TARGET
MARKET
OPPORTUNITY
12
STRATEGIC
OBJECTIVE
•
Size: $6-9 Billion
•
Historic growth
rate: 5-6%
•
Number of sites:
100,000 physician
office laboratories
•
Current market
share: 6-8%
Market-leading distributor of laboratory products and services to physician offices, independent clinical labs & small hospitals
COMPETITIVE
ADVANTAGES
•
Laboratory
expertise
•
Breadth of offering
•
Size and knowledge
of sales force
LABORATORY
5 Year Market Share Goal: 15%

PSS HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

TARGET
MARKET
OPPORTUNITY
13
STRATEGIC
OBJECTIVE
•
Size: $1-2 Billion
•
Historic growth
rate: 10-15%
•
Number of sites:
40,000
•
Current market
share: 6-8%
Market leader for in-office dispensing solutions for physician offices, urgent care, work-site clinics and community health centers
COMPETITIVE
ADVANTAGES
•
Industry-leading
customer technology
platform
•
Full service turnkey
dispensing solutions
•
Size and knowledge
of sales force
DISPENSING
5 Year Market Share Goal: 20-25%

PSS HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

TARGET
MARKET
OPPORTUNITY
14
STRATEGIC
OBJECTIVE
•
Size: $1-5 Billion
•
Historic growth
rate: 7-8%
•
Number of sites:
12,000 agencies and
3,500 hospice sites
•
Current market
share: 10%
Market leader for innovative products and services for home
care agencies and hospice providers
COMPETITIVE
ADVANTAGES
•
Broad product and
service offering
•
Differentiated
service model
•
Customer
technology
solutions
HOME CARE & HOSPICE
5 Year Market Share Goal: 10-15%

5 YEAR VISION 15 2X Revenues 10% Operating Margin

health care 2.0

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

FOCUSED FOR GROWTH 16 “External opportunities met with internal competencies in a unique way.”

FINANCIAL TRANSFORMATION 17 David Bronson, EVP & CFO

2011 INVESTOR DAY REPORT CARD 18 FY12 Goal FY12 Actual Revenue Growth 7-9% 3.3% EPS $1.46-1.50 $1.38 Operating Cash Flow $115-120 million $128.4 million

TRANSFORMING FOR GROWTH 19 Focused Growth Leadership Team Experience Strong Financial Base

($ in millions)
Revenue
Gross Profit
Gross Percentage
SG&A
Operating Income
Operating Percentage
Interest/Other
Pre-tax
Taxes
Net Income
EPS
EBITDA
FY12 PRO FORMA CARVE-OUT INCOME STATEMENT
20
* Pro forma financial information excludes Skilled Nursing and Specialty Dental businesses and represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.
Skilled
Nursing
$    485
137
28.3%
120
17
3.6%
-
17
6
11
$   0.21
$      23
FY12
(As Reported)
Consolidated
$  2,102
674
32.1%
541
133
6.3%
18
115
41
74
$    1.38
$     171
FY12
Pro Forma
$ 1,571
522
33.2%
413
109
6.9%
18
91
32
59
$   1.08
$    141
Specialty
Dental
$     46
15
33.0%
8
7
15.8%
-
7
3
4
$  0.09
$       7

FY11-12 PRO FORMA INCOME STATEMENT
21
* Pro forma financial information excludes Skilled Nursing and Specialty Dental businesses and represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.
($ in millions)
FY12
Pro Forma
FY11
Pro Forma
Percent
Change
Revenue $  1,571 $  1,485 5.8%
Gross Profit 522 478
Gross Percentage 33.2% 32.2% 98 bp
SG&A 413 379
Operating Income 109 99 9.5%
Operating Percentage 6.9% 6.7% 23 bp
Interest/Other 18 15
Pre-tax 91 84
Taxes 32 31
Net Income 59 53
EPS $    1.08 $    0.94 15.6%
EBITDA $     141 $     127

GROWTH EXPECTATIONS BY VERTICAL
22
* Baseline is estimated FY12 pro forma financial information adjusted for recent acquisitions.
Physician
$   1,030
12-13%
3-5%
9-10%
Total
$ 1,700
13-15%
5-7%
10%
($ in millions)
BASELINE
Revenue
5 YEAR TARGET
Revenue CAGR
% Revenue Growth from M&A
Operating Margin
Laboratory
$   460
15-16%
5-10%
10-12%
Dispensing
$   110
25-30%
5-10%
10-12%
Home Care
& Hospice
$   100
18-20%
10-12%
8-10%

Operating Margin %
11
10
9
8
7
6
5
FY12 Pro Forma
FY13 Est
FY14 Est
FY15 Est
FY16 Est
FY17 Est
Base
Revenue Growth
Sourcing
LEAN

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

OPERATING MARGIN EXPANSION
23
* Base is FY12 Pro Forma income statement operating margin. Pro forma financial information excludes Skilled Nursing and Specialty Dental businesses and represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.

$171
$140
$165
$10
FY12
FY12 Pro Forma
FY13 Est

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

EBITDA ANALYSIS
24
$ in millions
FY13 M&A to Date
* Pro forma financial information excludes Skilled Nursing and Specialty Dental businesses and represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.

FY12 – FY17 5 YR CAGR = 20%
$141
$165
$210
$260
$300
$365
FY12 Pro Forma
FY13 Est
FY14 Est
FY15 Est
FY16 Est
FY17 Est

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

EBITDA LONG-TERM OUTLOOK
25
* Pro forma financial information excludes Skilled Nursing and Specialty Dental businesses and represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.

FINANCIAL RESOURCES
26
($ in millions) FY13 Est FY14 Est FY15 Est FY16 Est FY17 Est
Operating Cash Flow $ 105 $ 125 $ 150 $ 185 $ 220
Capital Expenditures (25) (27) (30) (33) (37)
Free Cash Flow 80 98 120 152 183
Debt
Gross 465 475 250 250 250
Net 120 210 260 215 155
Leverage
Gross 2.8x 2.3x 1.0x 0.8x 0.7x
Net 0.7x 1.0x 1.0x 0.7x 0.4x
• Includes estimated divestiture proceeds, M&A activity, share repurchases to offset annual dilution and convertible debt repayment in 2014.
This represents management’s best estimate as of the date of this presentation which may differ materially from actual results.

Skilled Nursing
Goldman Sachs
$480 million
$30 million
6 – 9x
6 – 9 months
Strategic or Financial
DIVESTITURE PROCESS
Advisor
Revenues
Adjusted EBITDA*
Expected multiple
Expected timing
Expected buyer
27
Use of Proceeds:
M&A strategy     Share repurchases    Pay down debt
* Information represents management’s best estimate as of the date of this presentation and may differ materially from actual results.
Adjusted EBITDA includes estimated stand alone business synergies.
Specialty Dental
William Blair
$47 million
$7 – 8 million
8 – 10x
3 – 6 months
Strategic or Financial

FY13 FINANCIAL GUIDANCE 28 10-12% Consolidated Revenue Growth From FY12 Pro Forma $1.11-1.15 EPS From Continuing Operations $100-110 mm Consolidated Operating Cash Flow

GO TO MARKET STRATEGIES 29 Eddie Dienes, President, PSS

OUR VISION FOR MOVING FORWARD 30 Common Distribution Infrastructure World-Class Shared Services Team Information Technology Platform 1

PSS PHYSICIAN

PSS LABORATORY

PSS DISPENSING

PSS HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

GO TO MARKET STRATEGY
31
PSS Generalist Sales Force
PSS Home
Care &
Hospice
Sales Force
PSS Specialist
Health Systems
PSS Specialist
Laboratory
Consultant
PSS Specialist
Dispensing
Solutions
Manufacturer’s
Specialist
Manufacturer’s
Specialist
Manufacturer’s
Specialist

2013 SALES FORCE FOCUS
Improve Caregivers
Efficiencies
REACH
OUR HEALTH STRENGTHEN
SALES FORCE
PRODUCTIVITY
HEALTH SYSTEMS
Online Penetration
Programs
Sales Force Expansion
Workflow
Improvements
Total Customer
Solutions
Online Sales Growth
Increase  Caregivers
Revenues
Reduce Caregivers
Expenses
Margin Expansion
Compensation Plan
Our Brands
Strategic Partnerships
Efficiency Programs
Reach
Programs
Business
Conversations
Our Brands
Reach Programs
Defined Rep And
Leader Roles
M & A
Lower the Cost to
Serve
Dramatically
increase and
penetrate the
number of
caregivers we
Significantly
increase sales
representatives
selling time
Dramatically
increase our
share of Health
Systems
Maximize our
profitability through
strategic products,
pricing, a lower cost
to serve and a fully
aligned comp plan
Strengthen the clinical
success & financial
health of our caregivers
by improving their
financial performance
by 20% serve
32

PSS PHYSICIAN

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

•
Consultative selling
•
Account penetration
•
Expanding sales force
•
Increased national
account expertise
33
KEYS TO SUCCESS
•
Build a focused leadership team
•
Align compensation programs
•
Continue growth of Our Brands
•
Complete expansion of our
health systems resources
FY13 MILESTONES
PHYSICIAN
33

HEALTH SYSTEMS: IMPACT OF CONSOLIDATION 34 Ownership Caregiver Locations 34

Adventist
HEALTH SYSTEM

COLUMBIA
UNIVERSITY

CFMG
CHILDREN FIRST MEDICAL GROUP

Private
Practice
Doctors
Preserving Personalized Care

baptisthealth centers

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

LARGE AND GROWING CUSTOMER BASE 35 35 PSS Serves a Broad Range of Health Systems

HEALTH SYSTEM COMPETITIVE ADVANTAGES
•
High Level Service Model of Distribution
– Ease of ordering & returns; late cut off times
– Next day delivery by PSS Delivery Professionals
•
Product & Pricing Standardization
– Product formularies
– GPO relationships
•
Breadth of Products
– Our Brands
•
Large, Well Trained Sales Force
– Generalists & Specialists
36

PSS PHYSICIAN

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

FOCUSED INVESTMENT IN HEALTH SYSTEMS
37
FY12 FY13
Strategic Account Executives 6 12
Strategic Account Managers 0 4
GPO Directors 1 3
Health System Analysts 0 2
Dedicated Marketing Managers 0 2
Total 7 23

PSS PHYSICIAN

Adventist
HEALTH SYSTEM

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

SUPERIOR LEVEL OF SERVICE
38
LISA BOYD
Account Representative
Health System with 55,000 employees,
including several thousand physicians;
PSS ships to more than 400 locations in
12 states in the South and Midwest
“The reason I prefer PSS is
simple.  It is the level of
service we receive from your
support staff… With these
individuals in place as well as
many others, I have a
confidence level with PSS that
no other company has been
able to match.”

PSS PHYSICIAN

baptist health centers

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

“Baptist Health System cemented a
partnership with PSS to streamline
and standardize the supply
acquisition process in our clinics.
PSS turned out to be the perfect
partner to bring the necessary
resources to help BHS make changes
to be successful. From electronic
ordering to standardizing product to
utilizing generic products, the
program was solid.”
39
MICHAEL LOUVIERE
Vice President, Supply Chain
Health System with 85 physicians;
PSS ships to more than 45 locations
in Alabama
OUR BRANDS PROVIDE ATTRACTIVE SOLUTION

PSS PHYSICIAN

CFMG
CHILDREN FIRST MEDICAL GROUP

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

“CFMG chose PSS as a service
provider because of their
quality medical products and
outstanding customer service.
Our physician’s network
benefits tremendously from
the size of their medical
services inventory and
participating manufacturers.”
BREADTH OF INVENTORY
40
LENDA TOWNSEND-WILLIAMS, MBA
Chief Operating Officer
Health System with 500 physicians;
PSS ships to more than 60 locations
in the greater Oakland, CA, area

PSS PHYSICIAN

COLUMBIA UNIVERSITY

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

“For the nurses dealing with
the PSS drivers – in-stock
items, next-day delivery of
orders placed by 8:00 pm, a
reliable delivery fleet and a
promise to understand each
physician customer – made
the difference.”
EASY TO DO BUSINESS WITH
41
MICHAEL REICH
Director for Lab & Medical Sourcing
Health System with 1,200 physicians;
PSS ships to more than 60 locations
in the New York region

PSS PHYSICIAN

Private Practice Doctors
Preserving Personalized Care

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

“Private Practice Doctors
and PSS share the vision
of preserving high quality
patient care through
private practice
medicine. PPD is thrilled
to be working with PSS.”
FOCUS ON SUPPORTING CAREGIVERS
42
ALEXANDRA BROUSSEAU, PHD
PPD Membership
Management Services Organization
with 180 physicians;
PSS ships to more than 60 locations
in the greater Los Angeles area

OUR VISION FOR MOVING FORWARD 43 Common Distribution Infrastructure World-Class Shared Services Team Information Technology Platform 1

PSS LABORATORY

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

44
LABORATORY
•
Laboratory expertise
•
Competency in complex
capital equipment sales
•
Differentiated offering
•
Sourcing and Our Brands
•
Build a focused leadership team
•
Define and realign roles for
sales force
•
Expand product offering
•
Establish key GPO relationships
•
Integrate acquired businesses
KEYS TO SUCCESS FY13 MILESTONES

PSS DISPENSING

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

45
DISPENSING
•
Turnkey installation and
solution management
•
Claims processing
expertise
•
Repackaging and
fulfillment capabilities
•
Leveraging generalist
sales force
•
Build a focused leadership team
•
Integrate acquired businesses
•
Implement branding of offering
•
Train and engage sales reps
•
Expand customer reach
FY13 MILESTONES KEYS TO SUCCESS

PSS DISPENSING

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

46 EASY TO USE SOLUTION

PSS HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

•
Dedicated, experienced
sales force
•
Logistics expertise
•
Differentiated service
model
•
Navigation of
reimbursement and
competitive bidding
47
KEYS TO SUCCESS
•
Build a focused leadership team
•
Transition to separate sales
team split from Skilled Nursing
Facilities business
•
Integrate operations and
distribution
•
Realign and brand the offering
FY13 MILESTONES
HOME CARE & HOSPICE

PSS HOME CARE

Catholic HOSPICE
Serving People of All Faiths Since 1988

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

SUPERIOR COMBINATION OF SERVICES
48
BONNIE ALKEMA
Executive Director
Hospice Agency based in Miami, FL
with 4 branches servicing 600+ patients;
Supplies are shipped to more than 700,000
patient’s homes across the country each year
“We are very excited to have
chosen your Company as our
supplier for our Hospice
program.  Your combination of
better Service, Online
Technology, Patient Home
Delivery and Cost Savings
versus your competition drove
us to you.  We choose our
partners carefully and you are
now one of them.”

PSS
HOME CARE

Sta-home
HEALTH & HOSPICE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

ROBUST TECHNOLOGY INTEGRATION
49
BARRY DAVIS
Chief Operation Officer
Home Health and Hospice Agency based
in Jackson, MS with 35 branches
“Sta-Home chose your
Company because of the cost
containment program, sales
rep support and most
importantly, because you were
fully interfaced with our Point-
of-Care software system,
Homecare Homebase.  Being
able to interface to our Home
Care software system is critical
for our Operational Efficiency.”

OUR VISION FOR MOVING FORWARD 50 Common Distribution Infrastructure World-Class Shared Services Team Information Technology Platform 1

OPERATIONS OVERVIEW 51 Brad Hilton, Chief Service Officer

OUR VISION FOR MOVING FORWARD 52 Common Distribution Infrastructure World-Class Shared Services Team Information Technology Platform 1

PSS PHYSICIAN
PSS LABORATORY
PSS DISPENSING
PSS HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

53 Customer Solutions Professional Delivery Order Fulfillment ONE COMMON DISTRIBUTION INFRASTRUCTURE

PSS PHYSICIAN

PSS LABORATORY

PSS DISPENSING

PSS HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

ONE WORLD-CLASS SHARED SERVICES TEAM 54 Customer Service Supplier Services Team Member Services Financial Legal & Compliance Information Technology

PSS
PHYSICIAN
PSS
LABORATORY
PSS
DISPENSING
PSS
HOME CARE

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

ONE INFORMATION TECHNOLOGY PLATFORM 55 Customer Experience Systems Order Processing Systems IT Infrastructure Business Information & Reporting Systems

health care 2.0

PHYSICIAN

LABORATORY

DISPENSING

HOME CARE

1

PSS WORLD MEDICAL
EXPERTISE DELIVERED.

OUR VISION FOR MOVING FORWARD 56 Common Distribution Infrastructure World-Class Shared Services Team Information Technology Platform

SUMMARY 57 Gary Corless, President & CEO

EXPERIENCED TEAM REDUCES RISK
2003 Strategic Transformation:
•
Divested imaging business
•
Consolidated distribution infrastructure,
rationalizing half of existing locations
•
Implemented standardized ERP system
•
Launched global sourcing effort
58
Then Now
Revenues $1.1 bn $2.1 bn
Margins 2% 6%
ROCC 7% 35%
Fiscal year end stock price $9.80 $25.34
RESULTS
•
Designed shared service approach
for back office
•
Instituted long-term strategic
planning process
•
Implemented long-term incentive
programs

TRANSFORMATION DRIVEN BY OUR PURPOSE AND MISSION
59
PURPOSE
Strengthen the clinical
success and financial health
of caregivers by solving
their biggest problems.
MISSION
Improve caregivers’
financial performance
by 20%.

OUR VISION FOR MOVING FORWARD 60 Common Distribution Infrastructure World-Class Shared Services Team Information Technology Platform 1

PSS WORLD MEDICAL INVESTOR DAY 2012 May 24, 2012 InterContinental Hotel - Times Square New York, NY

APPENDIX 62

63
FY11 PRO FORMA
CONTINUING OPERATIONS RECONCILIATION
* Pro forma financial information excludes Skilled Nursing and Specialty Dental businesses and represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.
($ in millions)
FY11
(As Reported)
Consolidated
Skilled
Nursing
Specialty
Dental
FY11
Pro Forma
Continuing
Operations
Revenue $ 2,035 $    506 $     44 $ 1,485
Gross Profit 636 144 14 478
Gross Margin 31.2% 28.4% 31.0% 32.2%
SG&A 502 116 7 379
Operating Income 134 28 7 99
Operating Margin 6.6% 5.5% 14.4% 6.7%
Interest/Other 15 - - 15
Pre-tax 119 28 7 84
Taxes 44 11 2 31
Net Income $      75 $      17 $        5 $      53
EPS $   1.32 $   0.31 $  0.07 $   0.94
EBITDA $    168 $       34 $        7 $    127

64
($ in millions) FY12 FY11
Revenues $  531 $  550
Gross Profit
152 158
Gross Percentage 28.7% 28.6%
SG&A 128 123
Operating Income 24 35
Operating Percentage 4.6% 6.2%
Net Income 15 22
EPS $ 0.30 $ 0.38
EBITDA $    30 $    41
FY11-12 PRO FORMA SKILLED NURSING & SPECIALTY DENTAL
* Pro forma financial information  for Skilled Nursing and Specialty Dental businesses which represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.

FY12 EBITDA CALCULATION
($ in millions)
FY12
(as reported)
Skilled
Nursing
Specialty
Dental
FY12
Pro Forma
NET INCOME $   74 $  11 $   4 $   59
Plus: Interest expense 20 - - 20
Less: Interest and investment income - - - -
Plus: Provision for income taxes 41 6 3 32
Plus: Depreciation 27 5 - 22
9 1 - 8
EBITDA $ 171 $  23 $   7 $ 141
65
* Pro forma financial information excludes Skilled Nursing and Specialty Dental businesses and represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.
Plus: Amortization of intangible assets

FY11 EBITDA CALCULATION
($ in millions)
FY11
(as reported)
Skilled
Nursing
Specialty
Dental
FY11
Pro Forma
NET INCOME $   75 $  17 $   5 $   53
Plus: Interest expense 17 - - 17
Less: Interest and investment income - - - -
Plus: Provision for income taxes 44 11 2 31
Plus: Depreciation 25 4 - 21
7 2 - 5
EBITDA
66
* Pro forma financial information excludes Skilled Nursing and Specialty Dental businesses and represents management’s best estimate as of the date of this presentation and may differ materially from actual pro forma financial results.
Plus: Amortization of intangible assets
$ 168
$  34
$   7 $ 127